AMENDMENT NO. 2 TO SECURED CONVERTIBLE TERM NOTE OF
                       SECURED DIGITAL APPLICATIONS, INC.


          This AMENDMENT NO. 2 TO SECURED CONVERTIBLE TERM NOTE, dated as of April 22, 2005 (this "Amendment No. 2"), by and between SECURED DIGITAL APPLICATIONS, INC., a Delaware corporation (the "Borrower"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus").

          Reference is made to that certain secured convertible term note dated May 28, 2004 made by the Borrower in favor Laurus in the original principal amount of Five Hundred Thousand Dollars ($500,000) (the "Note"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Note.

          WHEREAS the Borrower and Laurus agree that on the date hereof the aggregate amount outstanding under the Note is $ 437,880.

          NOW, THEREFORE, in consideration for the execution and delivery by the Borrower of all documents requested by Laurus and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. Section 2.1(a) of the Note is hereby amended to delete the reference to "$0.35"contained in the last sentence thereof and in its stead to insert the following " 85 percent of the average of the five lowest closing prices during the 22 trading days prior to the date of the conversion, but in no event less than $0.07 per share".

               2. This Amendment No. 2 shall be effective as of the date hereof following the execution of same by each of the Company and the Laurus.

               3. There are no other amendments to the Note.

               4. The Borrower hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Borrower in connection with the Note are true correct and complete and all of Borrower's covenants requirements have been met. As of the date hereof, no Event of Default under any Related Agreement (as defined in the Purchase Agreement) has occurred or is continuing.

               5. This Amendment No. 2 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT NO. 2 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

               IN WITNESS WHEREOF, each of the Borrower and Laurus has caused this Amendment No. 2 to Secured Convertible Term Note to be signed in its name this 22nd day of April, 2005.


                                     SECURED DIGITAL APPLICATIONS, INC.


                                     By:/S/Patrick Soon-Hock Lim
                                        -----------------------
                                        Name:Patrick Soon-Hock Lim
                                        Title:Chairman



                                     LAURUS MASTER FUND, LTD.


                                     By:/S/David Grin
                                        -------------
                                        Name:David Grin
                                        Title:Partner